UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	July 8, 2006

WPS Resources Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-11337	39-1775292
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

700 North Adams Street, P.O. Box 19001, Green Bay, Wisconsin 54307-9001
(Address of principal executive offices, including zip code)

(920) 433-1727
(Registrant’s telephone number)

Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

        On July 8, 2006, WPS Resources Corporation (the “Company”) and the Company’s wholly owned subsidiary, Wedge Acquisition Corp. (the “Merger Sub”), entered into an agreement and plan of merger (the “Merger Agreement”) with Peoples Energy Corporation (“Peoples Energy”), pursuant to which, among other things, the Merger Sub will merge with and into Peoples Energy (the “Merger”), with Peoples Energy as the surviving corporation. Under the Merger Agreement, each issued share of common stock, no par value, of Peoples Energy not owned by the Company, the Merger Sub or Peoples Energy will be converted into the right to receive 0.825 shares of common stock, par value $1.00 per share, of the Company.

        The Merger Agreement includes customary representations, warranties and covenants by the respective parties. Consummation of the Merger is subject to customary closing conditions, including without limitation: (1) the affirmative vote of the holders of a majority of the shares of the Company represented at the meeting and entitled to vote on the issuance of the Company’s common stock pursuant to the Merger, provided that a majority of the outstanding shares are voted; (2) the affirmative vote of the holders of at least two-thirds of the outstanding shares of Peoples Energy approving the Merger; (3) the expiration or termination of any waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (4) approvals by public service or utility commissions of specified states; and (5) approval from the Federal Energy Regulatory Commission.

        The Merger Agreement contains certain termination rights for the Company and Peoples Energy and further provides that, upon termination of the Merger Agreement under specified circumstances, either party may be required to pay a termination fee of $45 million if it terminates the merger agreement.

        The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 and incorporated by reference in this Current Report on Form 8-K.

Additional Information

This communication is not a solicitation of a proxy from any security holder of WPS Resources Corporation or Peoples Energy Corporation. WPS Resources Corporation intends to file a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) in connection with the proposed transaction. The registration statement will include a joint proxy statement of WPS Resources Corporation and Peoples Energy Corporation that also constitutes a prospectus of WPS Resources Corporation, which will be sent to the shareholders of WPS Resources Corporation and Peoples Energy Corporation. Shareholders are urged to read the joint proxy statement/prospectus and any other relevant document when they become available, because they will contain important information about WPS Resources Corporation, Peoples Energy Corporation and the proposed transaction. A definitive proxy statement will be sent to shareholders of WPS Resources Corporation and Peoples Energy Corporation seeking approval of the proposed transaction. The joint proxy statement/prospectus and other documents relating to the proposed transaction (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge from WPS Resources Corporation upon written request to WPS Resources Corporation, Attention: Barth J. Wolf, Secretary and Manager - Legal Services, P.O. Box 19001, Green Bay, Wisconsin 54307-9001, or by calling (920) 433-1727, or from Peoples Energy Corporation, upon written request to Peoples Energy Corporation, Attention: Secretary, 130 East Randolph Drive, 24th Floor, Chicago, Illinois 60601, or by calling Investor Relations (312) 240-4366.

Participants in the Proposed Transaction

WPS Resources Corporation, Peoples Energy Corporation and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of WPS Resources Corporation may be found in its 2005 Annual Report on Form 10-K filed with the SEC on February 28, 2006 and definitive proxy statement relating to its 2006 Annual Meeting of Shareholders filed with the SEC on April 7, 2006. Information about the directors and executive officers of Peoples Energy Corporation may be found in its Amendment No. 1 to its 2005 Annual Report on Form 10-K filed with the SEC on December 14, 2005 and definitive proxy statement relating to its 2006 Annual Meeting of Shareholders filed with the SEC on January 1, 2006. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants will also be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.

Non-Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 3.03.	Material Modification to Rights of Security Holders.

        In connection with the Merger Agreement, the Company and American Stock Transfer & Trust Company, a New York banking corporation, as successor in interest to U.S. Bank National Association and Firstar Trust Company (the “Rights Agent”), entered into that certain Second Amendment to the Rights Agreement, dated as of July 8, 2006 (the “Second Amendment”), amending the Rights Agreement, dated as of December 12, 1996, as amended (the “Rights Agreement”). The Second Amendment amends the Rights Agreement in order to, among other things, provide that it shall not apply to the Merger or the other transactions contemplated by the Merger Agreement.

        The foregoing description of the Second Amendment is qualified in its entirety by reference to the full text of the Second Amendment, which is attached as Exhibit 4.3 to the Form 8-A/A filed by the Company on July 10, 2006 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits. The following exhibit is being furnished herewith:

2.1	Agreement and Plan of Merger, dated as of July 8, 2006, by and among the WPS Resources Corporation, Wedge Acquisition Corp. and Peoples Energy Corporation.*

*	The disclosure letters and related schedules to the agreement are not being filed herewith. The registrant agrees to furnish supplementally a copy of any such schedules to the Securities and Exchange Commission upon request.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WPS RESOURCES CORPORATION
Date: July 10, 2006	By: /s/ Barth J. Wolf
Barth J. Wolf
Secretary and
Manager-Legal Services

WPS RESOURCES CORPORATION

Exhibit Index to Form 8-K Dated July 10, 2006

Exhibits

2.1	Agreement and Plan of Merger, dated as of July 8, 2006, by and among the WPS Resources Corporation, Wedge Acquisition Corp. and Peoples Energy Corporation.*

*	The disclosure letters and related schedules to the agreement are not being filed herewith. The registrant agrees to furnish supplementally a copy of any such schedules to the Securities and Exchange Commission upon request.